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                             U N I T E D  S T A T E S
         S E C U R I T I E S  A N D  E X C H A N G E  C O M M I S S I O N
                       W A S H I N G T O N, D C  2 0 5 4 9

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 1999

                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-10875                           13-3247827
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer Identification No.)
        incorporation)

  1016 W. NINTH AVENUE, KING OF PRUSSIA, PA               19406
   (Address of principal executive office)              (Zip code)

                  Registrant's telephone number: (610) 992-7200


     (Former name, former address and former fiscal year, if changed since last report.)


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


                         NOVACARE, INC. AND SUBSIDIARIES

     NovaCare, Inc., (the "Registrant" or the "Company") is amending its Form 8-K/A filed June 29, 1999 to revise certain disclosures included in Item 7(b). Pro Forma Financial Information and deletion of unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ended June 30, 1997 and 1996 and for the nine months ended March 31, 1998. This amendment also includes the elimination of the pro forma adjustments for support costs previously assigned to the Long-term Care Services business and changes to the resultant income tax expense.

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION.

     The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended June 30, 1998 and the nine months ended March 31, 1999 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 are based on the historical consolidated financial statements of the Registrant adjusted to reflect the disposition of the Registrant's Long-term Care Services business. The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the above disposition occurred as of the beginning of the respective periods presented and the Pro Forma Condensed Consolidated Balance Sheet has been prepared assuming that the disposition occurred as of March 31, 1999.

     The Pro Forma Financial Information does not purport to present what the Registrant's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Registrant's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

     The Pro Forma Financial Information should be read in conjunction with the Registrant's Consolidated Financial Statements.




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                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       HISTORICAL RESULTS
                                                      FOR THE NINE MONTHS                                 PRO FORMA
                                                             ENDED                  PRO FORMA                AS
                                                         MARCH 31, 1999            ADJUSTMENTS            ADJUSTED
                                                     ---------------------  ----------------------  --------------------
Net revenues......................................    $       1,398,830      $       317,417 (a)     $    1,081,413
Cost of services..................................            1,183,863              257,824 (a)            926,039
                                                     ---------------------  ----------------------  --------------------

       Gross profit...............................              214,967               59,593                155,374

Selling, general and
   administrative expenses........................              158,223               34,311 (a)            123,912
Provision for uncollectible
   accounts.......................................               23,439                5,105 (a)             18,334
Amortization of excess cost
   of net assets acquired.........................               18,789                1,730 (a)             17,059
Provision for restructure.........................              129,747               98,647 (a)             31,100
                                                     ---------------------  ----------------------  --------------------
       (Loss) from operations.....................             (115,231)             (80,200)               (35,031)
Gain from issuance of
   subsidiary stock...............................                1,506                   --                  1,506
Investment income.................................                  423                   94 (a)                329
Interest expense..................................              (28,373)                  --                (28,373)
Minority interest.................................               (2,355)                  --                 (2,355)
                                                     ---------------------  ----------------------  --------------------
       (Loss) from continuing operations
         before income taxes......................             (144,030)             (80,106)               (63,924)
Income taxes......................................              (19,163)              (6,756)(b)            (12,407)
                                                     ---------------------  ----------------------  --------------------
       (Loss) from continuing operations..........    $        (124,867)     $       (73,350)        $      (51,517)
                                                     =====================  ======================  ====================
   (Loss) from continuing operations
     per share:
       Basic......................................    $           (1.99)                               $       (.82)
                                                     =====================                          ====================
       Assuming dilution..........................    $           (1.99)                               $       (.82)
                                                     =====================                          ====================
   Weighted average number of
     shares outstanding:
       Basic......................................               62,738                                      62,738
                                                     =====================                          ====================
       Assuming dilution..........................               62,738                                      62,738
                                                     =====================                          ====================




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                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                HISTORICAL RESULTS                                PRO FORMA
                                                                FOR THE YEAR ENDED          PRO FORMA                AS
                                                                  JUNE 30, 1998             ADJUSTMENTS           ADJUSTED
                                                            ----------------------  ---------------------  ---------------------
Net revenues..............................................   $      1,671,925        $      634,354 (a)     $     1,037,571
Cost of services..........................................          1,317,266               459,848 (a)             857,418
                                                            ----------------------  ---------------------  ---------------------

        Gross profit......................................            354,659               174,506                 180,153

Selling, general and
   administrative expenses................................            199,293                55,291 (a)             144,002
Provision for uncollectible
   accounts...............................................             21,907                 3,620 (a)              18,287
Amortization of excess cost
   of net assets acquired.................................             20,269                 2,304 (a)              17,965
Provision for restructure.................................             23,500                23,500 (a)                  --
                                                            ----------------------  ---------------------  ---------------------
       Income from operations.............................             89,690                89,791                    (101)
Gain from issuance of
   subsidiary stock.......................................             38,805                    --                  38,805
Investment income.........................................                830                   236 (a)                 594
Interest expense..........................................            (28,285)                   --                 (28,285)
Minority interest.........................................             (1,494)                   --                  (1,494)
                                                            ----------------------  ---------------------  ---------------------
       Income from continuing operations
         before income taxes..............................             99,546                90,027                   9,519
Income taxes..............................................             41,631                30,309 (b)              11,322
                                                            ----------------------  ---------------------  ---------------------
       Income (loss) from continuing
         operations.......................................   $         57,915        $       59,718         $        (1,803)
                                                            ======================  =====================  =====================
   Income (loss) from continuing operations
     per share:
       Basic..............................................   $            .94                               $          (.03)
                                                            ======================                         =====================
       Assuming dilution..................................   $            .91                               $          (.03)
                                                            ======================                         =====================
   Weighted average number of
     shares outstanding:
       Basic..............................................             61,742                                        61,742
                                                            ======================                         =====================
       Assuming dilution..................................             63,584                                        63,584
                                                            ======================                         =====================



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                       NOVACARE, INC. AND SUBSIDIARIES
    NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                                  OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)


(a) To eliminate results of operations of the Long-term Care Services business for the entire period. The hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure was not transferred as part of the sale.

(b) To reflect the adjustment to income tax expense based on Long-term Care Services' ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's income tax expense.





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                         NOVACARE, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                         HISTORICAL
                                                            AS OF                  PRO FORMA                PRO FORMA AS
                                                       MARCH 31, 1999             ADJUSTMENTS                 ADJUSTED
                                                   ---------------------    ------------------------    --------------------
ASSETS
Current assets:
  Cash and cash equivalents......................   $        23,804          $             --            $       23,804
  Accounts receivable............................           301,369                   (93,877)(b)               207,492
  Inventories....................................            45,135                        --                    45,135
  Income tax receivable..........................            27,869                       (60)(b)                27,809
  Deferred income taxes..........................            14,580                        --                    14,580
  Other current assets...........................            27,771                    (4,121)(b)                23,650
  Net assets of discontinued
     operations..................................                --                    82,944 (c)                82,944
                                                   ---------------------    ------------------------    --------------------
      Total current assets.......................           440,528                   (15,114)                  425,414
Property and equipment, net......................            64,541                    (1,572)(b)                62,969
Excess cost of net assets acquired, net..........           719,592                        --                   719,592
Investments in joint venture.....................            15,203                        --                    15,203
Other assets, net................................            49,965                   (17,720)(b)                32,245
                                                   ---------------------    ------------------------    --------------------
                                                    $     1,289,829          $        (34,406)           $    1,255,423
                                                   =====================    ========================    ====================

LIABILITIES AND
SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of financing
     arrangements................................   $       540,696          $         30,000 (a)        $      570,696
  Accounts payable and accrued
     expenses....................................           160,796                   (28,653)(b)               132,143
                                                   ---------------------    ------------------------    --------------------
      Total current liabilities..................           701,492                     1,347                   702,839
Financing arrangements, net of
   current portion...............................            55,267                        --                    55,267
Deferred income taxes............................            41,684                        --                    41,684
Other............................................             6,200                        --                     6,200
                                                   ---------------------    ------------------------    --------------------
      Total liabilities..........................           804,643                     1,347                   805,990
                                                   ---------------------    ------------------------    --------------------
Minority interest................................            27,501                        --                    27,501
Commitments and contingencies....................                --                        --                        --
Shareholders' equity:
  Common stock...................................               684                        --                       684
  Additional paid-in capital.....................           274,285                        --                   274,285
  Retained earnings..............................           225,388                   (30,000)(a)               189,635
                                                                                       (5,753)(b)
                                                   ---------------------    ------------------------    --------------------
                                                            500,357                   (35,753)                  464,604
     Less:  common stock in treasury.............           (42,672)                       --                   (42,672)
                                                   ---------------------    ------------------------    --------------------
               Total shareholders' equity........           457,685                   (35,753)                  421,932
                                                   ---------------------    ------------------------    --------------------
                                                    $     1,289,829          $        (34,406)           $    1,255,423
                                                   =====================    ========================    ====================




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


                         NOVACARE, INC. AND SUBSIDIARIES
           NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(a) Adjustment to reflect the Company's liability and related loss as a result of the $30,000 working capital guarantee provided to the purchaser of the Long-term Care Services business. This loss will be reported in discontinued operations in the Company's June 30, 1999 financial statements and all prior periods will be restated to reflect this presentation.

(b) Adjustments to reflect the elimination of the Long-term Care Services assets and liabilities classified as Net Assets of Discontinued Operations. As a result of the sale of the Long-term Care Services business (the "Transaction") and the exit from Selected Long-term Care Services Markets (the "Selected Markets Exit"), the Company classified all of the accounts receivable, net of allowance, to which the Company was entitled, certain other assets retained by the Company and current liabilities assumed by the Company as a result of the Transaction and accounts receivable, net of allowance, and liabilities attributable to the Selected Markets Exit as Net Assets of Discontinued Operations. Assets and liabilities transferred as a result of the Transaction have been eliminated and a loss of $5,753 recorded. The aggregate loss of $35,753, $30,000 from the working capital guarantee and $5,753 from the assets and liabilities transferred, will be reported as discontinued operations in the Company's fiscal year 1999 financial statements.

     The hospital contracting business, which is immaterial, previously classified in the Company's Long-Term Care Services segment disclosure was not transferred as part of the sale.

(c)  Net Assets of Discontinued Operations consist of the following:

                                                                 Selected
                                                               Markets Exit             Transaction               Total
                                                           --------------------   ---------------------   ---------------------
    Accounts receivable, net of
      allowances........................................    $        41,907        $         51,970        $         93,877
    Other receivables, net of allowances................             17,258                     462                  17,720
    Accounts payable and accrued liabilities............            (17,027)                (11,626)                (28,653)
                                                           --------------------   ---------------------   ---------------------
          Net Assets of Discontinued
            Operations..................................    $        42,138        $         40,806        $         82,944
                                                           ====================   =====================   =====================




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                         NOVACARE, INC. AND SUBSIDIARIES

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NOVACARE, INC.
                                               -----------------------
                                                    (Registrant)

August 13, 1999                         By /s/    Robert E. Healy, Jr.
                                          -----------------------------------
                                            Robert E. Healy, Jr.,
                                            Senior Vice President,
                                            Finance & Administration and
                                            Chief Financial Officer



August 13, 1999                         By /s/     Barry E. Smith
                                          ----------------------------------
                                            Barry E. Smith
                                            Vice President,
                                            Controller and
                                            Chief Accounting Officer




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